THIRD AMENDATORY AGREEMENT

TO SUPPLEMENTAL AGREEMENT NO. VII

THIS THIRD AMENDATORY AGREEMENT is entered into as of the date set forth on the signature sheet below for the City and County of Denver between WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“Association”) and the CITY AND COUNTY OF DENVER, a municipal corporation of the State of Colorado (“City”).

W I T N E S S E T H:

WHEREAS, the Association and the City entered into that certain Supplemental Agreement No. VII to Agreement between Winter Park Recreational Association and the City and County of Denver, dated October 4, 2002, as amended by that certain First Amendatory Agreement to Supplemental Agreement No. VII, dated December 20, 2005, and as further amended by that certain Second Amendatory Agreement to Supplemental Agreement No. VII, dated December 30, 2008 (together, the “Supplemental Agreement”); and

WHEREAS, the Supplemental Agreement required the Association, as the City’s agent, to enter into an Option Agreement for the sale of certain Developable Land at the Winter Park Resort, and to execute any and all documents referenced in, attached to or now or hereafter relating to the Option Agreement, which includes a Declaration of Transfer and Rental Fee that is to be executed and recorded in connection with the sale of each portion of the Developable Land pursuant to the Option Agreement; and

WHEREAS, each Declaration of Transfer and Rental Fee imposes on a portion of the Developable Land conveyed by the Association a fee (the “Transfer and Rental Fee”) that must be paid by subsequent transferees to the Association upon each transfer or rental of such conveyed portion of the Developable Land as and to the extent provided in the Declaration of Transfer and Rental Fee; and

WHEREAS, the parties now desire to amend the Supplemental Agreement to clarify the parties’ mutual understanding and intention that the Transfer and Rental Fee imposed by and through the Supplemental Agreement, the Option Agreement, and each Declaration of Transfer and Rental Fee, is imposed by and under the authority of the City to assess such a fee, and that the purpose of the fee is to generate revenue benefitting the Winter Park Resort as a public asset, including, without limitation, the administration expenses of the Association for carrying out its responsibilities to protect and enhance the Winter Park Resort, and thereby also benefitting any person who owns, purchases or leases land located adjacent to or in the community in the base area of the Winter Park Resort and each portion of the Developable Land owned by the Association or conveyed to others pursuant to the Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the parties hereto agree as follows:

1. Section 6 of the Supplemental Agreement is hereby amended to add a new subsection h., to read as follows:

6. Responsibilities of the Association. The Association shall:

* * *

h. Collect and expend on behalf of the City a Transfer and Rental Fee pursuant to each Declaration of Transfer and Rental Fee executed and recorded pursuant to the Option Agreement, the revenue from which shall be used exclusively to benefit the Winter Park Resort, with the understanding that the fee is imposed by the City acting as a “governmental authority” within the meaning of § 38-35-127(2)(b)(III), C.R.S., as amended, and collected by the Association as the City’s successor and assign within the meaning of that statute.

2. Electronic Signatures and Electronic Records: The Association consents to the use of electronic signatures by the City for this Third Amendatory Agreement. The Third Amendatory Agreement, and any other documents requiring a signature hereunder, may be signed electronically by the City in the manner specified by the City. The Parties agree not to deny the legal effect or enforceability of the Third Amendatory Agreement solely because it is in electronic form or because an electronic record was used in its formation. The Parties agree not to object to the admissibility of the Third Amendatory Agreement in the form of an electronic record, or a paper copy of an electronic document, or a paper copy of a document bearing an electronic signature, on the ground that it is an electronic record or electronic signature or that it is not in its original form or is not an original.

Contract Control Number:	PARKS-RC2Y008-03

Contractor Name:	Winter Park Recreational Association

IN WITNESS WHEREOF, the parties have set their hands and affixed their seals at Denver, Colorado as of August 30, 2012.

SEAL	CITY AND COUNTY OF DENVER

ATTEST:
/s/ Juan Guzman	By:	/s/ Michael B Hancock
Juan Guzman, Deputy Clerk & Recorder		Michael B Hancock, Mayor

APPROVED AS TO FORM:		REGISTERED AND COUNTERSIGNED:

DOUGLAS J. FRIEDNASH, Attorney for the City and County of Denver

By:	/s/ Patrick A. Wheeler	By:	/s/ Cary Kennedy
	Patrick A. Wheeler, Assistant City Attorney		Cary Kennedy, Manager of Revenue/Chief Financial Officer

		By:	/s/ Dennis J. Gallagher
Dennis J. Gallagher, Auditor

Contract Control Number:	PARKS-RC2Y008-03

Contractor Name:	Winter Park Recreational Association

By:	/s/ Catherine C Gale

Name:	Catherine C Gale

Title:	Vice President - WPRA

ATTEST:	[if required]
By:

Name:
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Title:
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